NeoPhotonics Reports Fourth Quarter and Fiscal Year 2018 Financial Results

•	Revenue of $91.1 million for the quarter, up 11% sequentially; up 19% year-over-year

•	High Speed Products represented 86% of total revenue for the quarter

SAN JOSE, Calif. - February 28, 2019 - NeoPhotonics Corporation (NYSE: NPTN), a leading designer and manufacturer of optoelectronic solutions for the highest speed communications networks in telecom and data center applications, today announced financial results for its fourth quarter and fiscal year ended December 31, 2018.

“NeoPhotonics delivered its highest revenue quarter in the past two years, with strong orders and shipments, non-GAAP profitable operations and positive cash flow,” said Tim Jenks, NeoPhotonics Chairman and CEO. “With continued strength in demand, combined with increasing volume growth across leading high speed product lines, we again achieved solid gross margin expansion,” concluded Mr. Jenks.

Fourth Quarter Summary

•	Revenue was $91.1 million, up 11% quarter-over-quarter and 19% year-over-year

•	Gross margin was 24.8%, up from 23.2% in the prior quarter

•	Non-GAAP Gross margin was 28.6%, up from 24.0% in the prior quarter

•	Diluted net loss per share was $0.15, an improvement from a net loss of $0.18 per share in the prior quarter

•	Non-GAAP diluted net income per share was $0.05, an improvement from a net loss of $0.05 in the prior quarter

•	Cash generated from operations was $10.6 million, down from $13.5 million in the prior quarter

•	Adjusted EBITDA was $10.5 million, up from $6.2 million in the prior quarter

Non-GAAP results in the fourth quarter of 2018 exclude $3.6 million of stock-based compensation expense, $0.3 million of amortization of acquisition-related intangibles, $2.6 million for inventory write-downs, $2.2 million for a litigation settlement and $1.3 million of restructuring charges. A reconciliation of the non-GAAP and Adjusted EBITDA financial measures to the most directly comparable GAAP financial measures is provided in the financial schedules portion at the end of this press release.

Annual Summary

•	Revenue in 2018 was $322.5 million, compared to $292.9 million in 2017

•	Gross margin was 20.5%, compared to 21.0% in 2017

•	Non-GAAP Gross margin was 22.3%, compared to 22.5% in 2017

•	Diluted net loss per share was $0.97, compared to $1.23 in 2017

•	Non-GAAP diluted net loss per share was $0.45, compared to $0.92 in 2017

•	Cash generated from operations was $19.6 million, compared to negative $32.8 million in 2017

•	Adjusted EBITDA was $14.2 million, compared to negative $10.1 million in 2017

Non-GAAP results in 2018 exclude $14.1 million of stock-based compensation expense, $1.2 million of amortization of acquisition-related intangibles, $3.3 million of restructuring charges, $2.6 million for litigation settlement charges and $2.6 million for inventory write-downs. A reconciliation of the non-GAAP and Adjusted EBITDA financial measures to the most directly comparable GAAP financial measures is provided in the financial schedules portion at the end of this press release.

As of December 31, 2018, cash and cash equivalents, short-term investments and restricted cash, together totaled $76.7 million, up $12.0 million compared to September 30, 2018. Restricted cash as of December 31, 2018 was $11.1 million, up $5.9 million compared to September 30, 2018.

Outlook for the Quarter Ending March 31, 2019

	GAAP	Non-GAAP
Revenue	$77 to $82 million
Gross Margin	20% to 24%	23% to 27%
Operating Expenses	$27 to $28 million	$24 to $25 million
Earnings per share	$(0.28) to $(0.19) net loss	$(0.17) to $(0.08) net loss

The non-GAAP outlook for the first quarter of 2019 excludes the expected impact of stock-based compensation expense of approximately $3.5 million, of which $0.6 million is estimated for cost of goods sold, the impact of expected amortization of intangibles of approximately $0.3 million and restructuring charges of approximately $1.5 million for accelerated depreciation on an end-of-life production line.

Non-GAAP and Adjusted EBITDA Measures vs. GAAP Financial Measures

The Company’s non-GAAP and adjusted EBITDA measures exclude certain GAAP financial measures. A reconciliation of the non-GAAP and Adjusted EBITDA financial measures to the most directly comparable GAAP financial measures is provided in the financial schedules portion at the end of this press release. These non-GAAP financial measures differ from GAAP measures with the same captions and may differ from non-GAAP financial measures with the same or similar captions that are used by other companies. As such, these non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

The Company uses these non-GAAP financial measures to analyze its operating performance and future prospects, develop internal budgets and financial goals, and to facilitate period-to-period comparisons. NeoPhotonics believes that these non-GAAP financial measures reflect an additional way of viewing aspects of its operations that, when viewed with its GAAP results, provide a more complete understanding of factors and trends affecting its business.

Conference Call

The Company will host a conference call today, Thursday, February 28, 2019 at 4:30 P.M. Eastern Time (1:30 P.M. Pacific Time). The call will be available, live, to interested parties by dialing +1-855-719-5012. For international callers, please dial +1-334-323-0522. The Conference ID number is 5578535. Please dial into the conference call 5-10 minutes prior to the scheduled start time.

A live webcast will be available in the Investor Relations section of NeoPhotonics’ website at: http://ir.neophotonics.com/phoenix.zhtml?c=236218&p=irol-calendar.

A replay of the webcast will be available in the Investor Relations section of the Company’s website approximately two hours after the conclusion of the call and remain available for approximately 30 calendar days.

About NeoPhotonics

NeoPhotonics is a leading designer and manufacturer of optoelectronic solutions for the highest speed communications networks in telecom and datacenter applications. The Company’s products enable cost-effective, high-speed data transmission and efficient allocation of bandwidth over communications networks. NeoPhotonics maintains headquarters in San Jose, California and ISO 9001:2000 certified engineering and manufacturing facilities in Silicon Valley (USA), Japan and China. For additional information visit www.neophotonics.com.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

This press release includes statements that qualify as forward-looking statements under the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements about the following topics: future financial results, demand for the Company’s high-speed products, and the Company’s market position. Forward-looking statements are subject to certain risks and uncertainties that could cause the actual results to differ materially. Those risks and uncertainties include, but are not limited to, such factors as: the Company’s reliance on a small number of customers for a substantial portion of its revenues; market growth in China and other key countries; possible reduction in or volatility of customer orders or delays in shipments of products to customers; timing of customer drawdowns of vendor-managed inventory; potential governmental trade actions; possible disruptions in the supply chain or in demand for the Company’s products due to industry developments; the ability of the Company's vendors and subcontractors to supply or manufacture the Company's products in a timely manner; ability of the Company to meet customer demand; volatility in utilization of manufacturing operations and manufacturing costs; reductions in the Company’s rate of new design wins, and/or the rate at which design wins go into production, and the rate of customer acceptance of new product introductions; potential pricing pressure that may arise from changing supply or demand conditions in the industry; the impact of any previous or future acquisitions or divestitures of assets and related product lines; challenges involving integration of acquired businesses and utilization of acquired technology; the discontinuance or end of life of certain other products; market adoption, revenue growth and margins of acquired products; changes in demand for the Company's products; the impact of competitive products and pricing and alternative technological advances; the accuracy of estimates used to prepare the Company's financial statements and forecasts; the timely and successful development and market acceptance of new products and upgrades to existing products; the difficulty of predicting future cash needs; the nature of other investment opportunities available to the Company from time to time; the Company’s operating cash flow; changes in economic and industry projections; a decline in general conditions in the telecommunications equipment industry or the world economy generally; and the effects of seasonality. For further discussion of these risks and uncertainties, please refer to the documents the Company files with the SEC from time to time, including the Company's Annual Report on Form 10-K for the year ended December 31, 2017. All forward-looking statements are made as of the date of this press release, and the Company disclaims any duty to update such statements.

NeoPhotonics Corporation
Beth Eby, Chief Financial Officer
+1-408-895-6086
ir@neophotonics.com

Sapphire Investor Relations, LLC
Erica Mannion, Investor Relations
+1-617-542-6180
ir@neophotonics.com

©2019 NeoPhotonics Corporation. All rights reserved. NeoPhotonics and the red dot logo are trademarks of NeoPhotonics Corporation. All other marks are the property of their respective owners.

NeoPhotonics Corporation
Condensed Consolidated Balance Sheets (Unaudited)
(In thousands)

	As of
	Dec. 31, 2018	Dec. 31, 2017

ASSETS
Current assets:
Cash and cash equivalents	$58,185	$78,906
Short-term investments	7,481	12,311
Restricted cash	11,053	2,658
Accounts receivable, net	74,751	67,229
Inventories	52,159	67,301
Assets held for sale	2,971	—
Prepaid expenses and other current assets	26,605	36,235
Total current assets	233,205	264,640
Property, plant and equipment, net	100,090	127,565
Purchased intangible assets, net	3,018	4,294
Goodwill	1,115	1,115
Other long-term assets	3,148	5,339
Total assets	$340,576	$402,953

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$58,403	$69,017
Notes payable and short-term borrowing	4,795	35,607
Current portion of long-term debt	2,897	6,005
Accrued and other current liabilities	50,288	43,242
Total current liabilities	116,383	153,871
Long-term debt, net of current portion	50,454	40,556
Other noncurrent liabilities	13,499	14,075
Total liabilities	180,336	208,502

Stockholders’ equity:
Common stock	116	111
Additional paid-in capital	564,722	545,953
Accumulated other comprehensive income (loss)	(7,126)	398
Accumulated deficit	(397,472)	(352,011)
Total stockholders’ equity	160,240	194,451
Total liabilities and stockholders’ equity	$340,576	$402,953

NeoPhotonics Corporation
Condensed Consolidated Statements of Operations (Unaudited)
(In thousands, except percentages and per share data)

	Three Months Ended			Twelve Months Ended
	Dec. 31, 2018	Sep. 30, 2018	Dec. 31, 2017	Dec. 31, 2018	Dec. 31, 2017
Revenue	$91,104	$81,748	$76,871	$322,540	$292,894
Cost of goods sold (1)	68,518	62,815	61,185	256,367	231,415
Gross profit	22,586	18,933	15,686	66,173	61,479
Gross margin	24.8%	23.2%	20.4%	20.5%	21.0%
Operating expenses:
Research and development (1)	13,510	13,177	13,875	53,818	58,287
Sales and marketing (1)	4,362	4,351	4,847	16,728	17,760
General and administrative (1)	7,344	8,142	7,661	30,403	34,453
Amortization of purchased intangible assets	118	118	117	475	472
Asset sale related costs	83	251	(99)	427	130
Restructuring charges	1,349	1,133	384	3,135	3,934
Litigation Settlement	2,195	450	—	2,645	—
Loss (gain) on asset sale	200	—	(193)	200	(2,193)
Total operating expenses	29,161	27,622	26,592	107,831	112,843
Loss from operations	(6,575)	(8,689)	(10,906)	(41,658)	(51,364)
Interest income	97	85	57	397	198
Interest expense	(486)	(540)	(619)	(2,493)	(1,362)
Other income (expense), net	(445)	1,310	(93)	1,446	104
Total interest and other income (expense), net	(834)	855	(655)	(650)	(1,060)
Loss before income taxes	(7,409)	(7,834)	(11,561)	(42,308)	(52,424)
Income tax (provision) benefit	680	(291)	(2,722)	(1,329)	(909)
Net loss	$(6,729)	$(8,125)	$(14,283)	$(43,637)	$(53,333)
Basic net loss per share	$(0.15)	$(0.18)	$(0.32)	$(0.97)	$(1.23)
Diluted net loss per share	$(0.15)	$(0.18)	$(0.32)	$(0.97)	$(1.23)
Weighted average shares used to compute basic net loss per share	46,150	45,476	44,079	45,144	43,431
Weighted average shares used to compute diluted net loss per share	46,150	45,476	44,079	45,144	43,431

(1) Includes stock-based compensation expense as follows for the periods presented:
Cost of goods sold	$764	$553	$287	$2,596	$1,098
Research and development	952	1,016	712	3,570	2,491
Sales and marketing	737	931	527	3,248	1,697
General and administrative	1,162	1,541	988	4,728	2,920
Total stock-based compensation expense	$3,615	$4,041	$2,514	$14,142	$8,206

NeoPhotonics Corporation
Reconciliation of Condensed Consolidated GAAP Financial Measures to Non-GAAP Financial Measures (Unaudited)
(In thousands, except percentages and per share data)

	Three Months Ended			Twelve Months Ended
	Dec. 31, 2018	Sep. 30, 2018	Dec. 31, 2017	Dec. 31, 2018	Dec. 31, 2017
NON-GAAP GROSS PROFIT:
GAAP gross profit	$22,586	$18,933	$15,686	$66,173	$61,479
Stock-based compensation expense	764	553	287	2,596	1,098
Amortization of purchased intangible assets	184	185	203	756	870
Depreciation of acquisition-related fixed asset step-up	(75)	(71)	(68)	(288)	(270)
End-of-life related inventory write-down	2,565	—	—	2,565	1,975
Restructuring charges	—	22	248	168	812
Non-GAAP gross profit	$26,024	$19,622	$16,356	$71,970	$65,964
Non-GAAP gross margin as a % of revenue	28.6%	24.0%	21.3%	22.3%	22.5%

NON-GAAP TOTAL OPERATING EXPENSES:
GAAP total operating expenses	$29,161	$27,622	$26,592	$107,831	$112,843
Stock-based compensation expense	(2,851)	(3,488)	(2,227)	(11,546)	(7,108)
Amortization of purchased intangible assets	(118)	(118)	(117)	(475)	(472)
Depreciation of acquisition-related fixed asset step-up	(66)	(65)	(69)	(266)	(285)
Asset sale related costs	(83)	(251)	99	(427)	(130)
Restructuring charges	(1,349)	(1,133)	(384)	(3,135)	(3,934)
Litigation settlement	(2,195)	(450)	—	(2,645)	64
Loss (gain) on asset sale	(200)	—	193	(200)	2,193
Non-GAAP total operating expenses	$22,299	$22,117	$24,087	$89,137	$103,171
Non-GAAP total operating expenses as a % of revenue	24.5%	27.1%	31.3%	27.6%	35.2%

NON-GAAP OPERATING INCOME (LOSS):
GAAP loss from operations	$(6,575)	$(8,689)	$(10,906)	$(41,658)	$(51,364)
Stock-based compensation expense	3,615	4,041	2,514	14,142	8,206
Amortization of purchased intangible assets	302	303	320	1,231	1,342
Depreciation of acquisition-related fixed asset step-up	(9)	(6)	1	(22)	15
Asset sale related costs	83	251	(99)	427	130
End-of-life related inventory write-down	2,565	—	—	2,565	1,975
Restructuring charges	1,349	1,155	632	3,303	4,746
Litigation settlement	2,195	450	—	2,645	(64)
Loss (gain) on asset sale	200	—	(193)	200	(2,193)
Non-GAAP income (loss) from operations	$3,725	$(2,495)	$(7,731)	$(17,167)	$(37,207)
Non-GAAP operating margin as a % of revenue	4.1%	(3.1)%	(10.1)%	(5.3)%	(12.7)%

NeoPhotonics Corporation
Reconciliation of Condensed Consolidated GAAP Financial Measures to Non-GAAP Financial Measures (Unaudited) (Continued)
(In thousands, except percentages and per share data)

	Three Months Ended			Twelve Months Ended
	Dec. 31, 2018	Sep. 30, 2018	Dec. 31, 2017	Dec. 31, 2018	Dec. 31, 2017
NON-GAAP NET INCOME (LOSS):
GAAP net loss	$(6,729)	$(8,125)	$(14,283)	$(43,637)	$(53,333)
Stock-based compensation expense	3,615	4,041	2,514	14,142	8,206
Amortization of purchased intangible assets	302	303	320	1,231	1,342
Depreciation of acquisition-related fixed asset step-up	(9)	(6)	1	(22)	15
Asset sale related costs	83	251	(99)	427	130
End-of-life related inventory write-down	2,565	—	—	2,565	1,975
Restructuring charges	1,349	1,155	632	3,303	4,746
Litigation settlement	2,195	450	—	2,645	(64)
Loss (gain) on asset sale	200	—	(193)	200	(2,193)
Income tax effect of Non-GAAP adjustments	(1,153)	(138)	(637)	(1,375)	(754)
Non-GAAP net income (loss)	$2,418	$(2,069)	$(11,745)	$(20,521)	$(39,930)
Non-GAAP net income (loss) as a % of revenue	2.7%	(2.5)%	(15.3)%	(6.4)%	(13.6)%

ADJUSTED EBITDA:
GAAP net loss	$(6,729)	$(8,125)	$(14,283)	$(43,637)	$(53,333)
Stock-based compensation expense	3,615	4,041	2,514	14,142	8,206
Amortization of purchased intangible assets	302	303	320	1,231	1,342
Depreciation of acquisition-related fixed asset step-up	(9)	(6)	1	(22)	15
Asset sale related costs	83	251	(99)	427	130
End-of-life related inventory write-down	2,565	—	—	2,565	1,975
Restructuring charges	1,349	1,155	632	3,303	4,746
Litigation settlement	2,195	450	—	2,645	(64)
Loss (gain) on asset sale	200	—	(193)	200	(2,193)
Interest expense, net	389	455	562	2,096	1,164
Provision (benefit) for income taxes	(680)	291	2,722	1,329	909
Depreciation expense	7,260	7,343	7,402	29,896	27,010
Adjusted EBITDA	$10,540	$6,158	$(422)	$14,175	$(10,093)
Adjusted EBITDA as a % of revenue	11.6%	7.5%	(0.5)%	4.4%	(3.4)%

BASIC AND DILUTED NET INCOME (LOSS) PER SHARE:
GAAP basic net loss per share	$(0.15)	$(0.18)	$(0.32)	$(0.97)	$(1.23)
GAAP diluted net loss per share	$(0.15)	$(0.18)	$(0.32)	$(0.97)	$(1.23)
Non-GAAP basic net income (loss) per share	$0.05	$(0.05)	$(0.27)	$(0.45)	$(0.92)
Non-GAAP diluted net income (loss) per share	$0.05	$(0.05)	$(0.27)	$(0.45)	$(0.92)

SHARES USED TO COMPUTE GAAP AND NON-GAAP BASIC NET INCOME (LOSS) PER SHARE	46,150	45,476	44,079	45,144	43,431
SHARES USED TO COMPUTE GAAP DILUTED NET LOSS PER SHARE	46,150	45,476	44,079	45,144	43,431
SHARES USED TO COMPUTE NON-GAAP DILUTED NET INCOME (LOSS) PER SHARE	49,334	45,476	44,079	45,144	43,431